UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2003


                        MAIN STREET AND MAIN INCORPORATED
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 000-18668


            DELAWARE                                             11-2948370
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             5050 N. 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018
                    (Address of principal executive offices)


                                 (602) 852-9000
              (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Conditions

     The Company is furnishing this Report on Form 8-K in connection with the disclosure of textual information, in the form of a press release released on May 8, 2003.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included  with this Report is available on our website  located at
www.mainandmain.com,   although  we  reserve  the  right  to  discontinue   that
availability at any time.


Exhibit 99.1 Press Release dated May 8, 2003-Announcing First Quarter 2003 Earnings.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MAIN STREET AND MAIN INCORPORATED


Dated: May 8, 2003                        /s/ Bart A. Brown Jr.
                                          --------------------------------------
                                          Bart A. Brown Jr.
                                          Chief Executive Officer


Dated: May 8, 2003                        /s/ Michael Garnreiter
                                          --------------------------------------
                                          Michael Garnreiter
                                          Executive Vice President and
                                          Chief Financial Officer